Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of Oculus Innovative Sciences, Inc., a Delaware corporation (the “Company”), do hereby certify, to such officers’ knowledge, that:

The Amendment No. 1 to the Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2012 (the “Form 10-Q/A”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 31, 2012	By:	/s/ Hojabr Alimi
Hojabr Alimi Chief Executive Officer (Principal Executive Officer)

Date: August 31, 2012	By:	/s/ Robert Miller
Robert Miller Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)